EX-10.21

                     HUMAN BIOSYSTEMS CONSULTANT AGREEMENT

THIS AGREEMENT is made effective on May 27, 2004 between HUMAN BIOSYSTEMS, whose address is 1127 Harker Avenue, Palo Alto, CA 94301, incorporated under the laws of the State of California, hereinafter called "COMPANY", and Larry McCleary , whose address is 481 Alpine View, Incline Village, NV 89451 hereinafter called "CONSULTANT".

   WITNESSETH:

1. PURPOSE OF AGREEMENT.    HUMAN BIOSYSTEMS is a duly established California
corporation engaged in the business of designing, manufacturing and marketing products for the medical market, and CONSULTANT represents that he has expertise in the area of medical technology and business contacts in the medical field. This agreement between COMPANY and CONSULTANT is entered into for the purpose of defining the relationship, responsibilities, and agreement between COMPANY and CONSULTANT.

2. CONSULTANT:      COMPANY hereby appoints Larry  McCleary  to advise the
company on matters of medical due diligence and product development in the medical and related markets.

3. CONSULTANT DUTIES AND RESPONSIBILITIES: CONSULTANT shall be engaged as a Consultant with the following tasks:

a. Recommend to company test, protocols and companies who perform such services.

b. Advise on the further development of Company's egg based cream product for commercialization.

c. Advise Company on medical matters related to preservation of platelets and organs.

4. CONSULTANT'S PERFORMANCE. CONSULTANT agrees to devote a reasonable amount of time agreeable to both parties to meet the objectives outlined in Paragraph
3. The Company acknowledges that Consultant is not an employee of the Company.

5. TERM.  The term of this Agreement shall be effective from the effective date
of   this agreement through December 31, 2004 unless terminated earlier by fulfillment of the services to be provided or if terminated by either party. This agreement may be extended upon the mutual consent of both parties.

6. COMPENSATION. For the purpose of compensating CONSULTANT, COMPANY shall pay for services by issuing 50,000 shares of its company common stock.

7. INTELLECTUAL PROPERTY. COMPANY shall have and shall retain title to all inventions and discoveries which CONSULTANT discovers, conceives or invents as a result of this agreement.

8. TERMINATION UPON BREACH. This Agreement shall be terminated upon material breach of any of the provisions herein, or breach of the material provisions of any and all supplemental agreements which the CONSULTANT and COMPANY may mutually execute.

9. CONFIDENTIALITY AGREEMENT. CONSULTANT agrees that all information made available to CONSULTANT regarding the products, clients and software systems of COMPANY are confidential and require a high degree of confidentiality so as not to violate the rights of others and to prevent the use thereof for purposes
detrimental to the interests of COMPANY and its clients.   Such information in
any form shall be hereinafter referred to as "INFORMATION." For purposes of this
Agreement:

a. CONFIDENTIAL INFORMATION means INFORMATION disclosed to or acquired by CONSULTANT while employed by COMPANY, and includes but is not limited to, INVENTIONS, Patent Applications, TRADE SECRETS, any other information of value relating to the business and/or field of interest of COMPANY including information with respect to which COMPANY is under an obligation of confidentiality with any third party. CONFIDENTIAL INFORMATION does not include information that is generally known in the relevant trade or industry or any information known to and freely usable by CONSULTANT before CONSULTANT'S association with COMPANY, provided, however, information for purposes of this Agreement shall be considered CONFIDENTIAL INFORMATION if not known by the trade generally, even though such information has been disclosed to one or more third parties pursuant to distribution agreements, joint research agreements, or other agreements entered into by COMPANY;

b. TRADE SECRET(S) means all information, know how, concepts, data, knowledge, ideas and materials however embodied, relating to the business of COMPANY'S customers which have not been released publicly by an authorized representative of COMPANY or have not otherwise lawfully entered the public domain. TRADE SECRETS shall include but are not limited to information, know how, concepts, data, knowledge, computer programs, ideas and materials relating to COMPANY'S existing and future products, processes, research and development, technology, production costs, contract forms, drawings, designs, plans, proposals, marketing and sales plans and strategies, cost or pricing information, financial information, promotional methods, volume of sales, names or classes of customers and vendors, management procedures, organization charts, and CONSULTANT directories.

10.PROPRIETARY INFORMATION OF OTHERS. CONSULTANT shall not use or disclose to COMPANY, or induce COMPANY to use, any information, know how, concepts, data, knowledge, computer programs, ideas or materials, however embodied, with respect to which CONSULTANT is under an obligation of confidentiality to any third party imposed, by law or agreement prior to the date hereof. COMPANY represents and covenants that it will not require CONSULTANT to violate any obligation to, or confidence with, another.

11.SECRECY AGREEMENT. CONSULTANT acknowledges that he understands the requirement for CONFIDENTIAL INFORMATION to be kept secret and used only as authorized herein. CONSULTANT shall at all times during the period of her association with COMPANY under this Agreement and thereafter keep in confidence
and trust all CONFIDENTIAL INFORMATION.   CONSULTANT shall use CONFIDENTIAL
INFORMATION only in the course of performing duties as Consultant and Advisory Board Member for the Company and other duties as assigned by the Company
President, and not for unrelated personal gain.   CONSULTANT shall not, directly
or indirectly, disclose any CONFIDENTIAL INFORMATION to any person, organization or entity, except in the course of performing duties as a CONSULTANT of COMPANY and only in the manner prescribed by COMPANY. CONSULTANT shall abide by those COMPANY policies and regulations established from time to time for the protection of CONFIDENTIAL INFORMATION. During CONSULTANT'S association with COMPANY under this Agreement, and after termination thereof, CONSULTANT shall not directly, or indirectly, either as an CONSULTANT, COMPANY, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any activity of any nature whatsoever, the performance of which would have a reasonable likelihood of placing CONSULTANT in conflict with the obligations of confidence and trust regarding CONFIDENTIAL INFORMATION imposed herein.

12.RETURN OF DOCUMENTS AND MATERIALS.       CONSULTANT agrees that all
documents, reports, drawings, materials, designs, plans, computer programs, proposals, marketing and sales plans, reproductions, and other documents or things made by CONSULTANT or that come into CONSULTANT'S possession in the course of employment with COMPANY are the property of COMPANY and will not be used by CONSULTANT for any purpose other than the business of COMPANY. CONSULTANT will not deliver, reproduce or in any way allow such documents or things to be delivered or be used by any third parties without specific direction or consent of COMPANY. Upon termination of this Agreement, CONSULTANT will promptly deliver to COMPANY the above documents and materials together with any copies thereof.

13.NO DISCLOSURE. CONSULTANT agrees not to divulge, disclose, convey or make known to others or any other entity, any such information without the express written consent of the President of Human BioSystems first obtained. CONSULTANT further agrees to take all necessary steps to safeguard such information to prevent the unauthorized disclosure thereof.

14.INJUNCTION.     Recognizing that irreparable damage will result to the
business of COMPANY in the event of the breach of any of these covenants and assurances by CONSULTANT, the parties hereto agree that if CONSULTANT shall violate the terms of this Agreement, COMPANY shall be entitled to an injunction to be issued by any court of competent jurisdiction enjoining and restraining CONSULTANT and each and every person, firm, association, partnership, company, or corporation concerned therewith, from the continuance of such violation of the terms of this Agreement, and in addition thereto, CONSULTANT shall pay to COMPANY all damages, including reasonable attorneys' fees sustained by COMPANY by reason of the violation of this Agreement.

15.NO ASSIGNMENT. Neither the CONSULTANT nor COMPANY may transfer or assign this Agreement, or any right or obligation hereunder, without the prior written consent of the other party. No right or obligation under this Agreement may be waived, modified, or in any respect altered except by written agreement of the parties executed in writing by both parties.

16.SUCCESSORS AND ASSIGNS. This agreement shall be binding on the heirs, executors, successors and assigns of the parties.

17.ATTORNEYS FEES. If any action is brought to enforce any obligation created under this Agreement, the Court shall award to the prevailing party, such reasonable fees, costs, and expenses as may have been incurred by such party in enforcing its rights under this Agreement, including without limitation, the fees, costs, and expenses of its attorney for services both before or after litigation is instituted.

18.ENTIRE AGREEMENT.   This Agreement may not be changed except in writing
signed by the President of the Company and the CONSULTANT. The validity, performance, construction, and effect of this Agreement shall be governed by the laws of the State of California

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"COMPANY"                               "CONSULTANT"

HUMAN BIOSYSTEMS                       Larry McCleary
1127 Harker Avenue                     481 Alpine View
Palo Alto, Ca 94301                    Incline Village, NV 89451



By:/s/Harry Masuda                     /s/Larry McCleary
-------------------                    ------------------
HARRY MASUDA, PRESIDENT                LARRY MCCLEARY, CONSULTANT